Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
10. Commitments and Contingencies
Operating Leases
The Company leases office and laboratory space in Gaithersburg, Maryland under one lease that has a term that expires in 2030 unless renewed.
The lease agreements contain rent escalation, rent abatement clauses, and tenant improvement allowances. Rent expense is recognized on a straight-line basis over the lease term. The deferred rent balance was $2.1 million and $2.0 million as of December 31, 2021 and 2020, respectively. Rent expense for the years ended December 31, 2021 and 2020 was $1.2 million and $0.6 million, respectively.

Future minimum lease payments under noncancelable operating leases as of December 31, 2021 are as follows (in thousands):

2022	$830
2023	851
2024	872
2025	894
2026	917
Thereafter	2,972

$7,336

Manufacturing Services Agreement with Lonza Houston, Inc.
Pursuant to the Manufacturing Services Agreement with Lonza Houston, Inc. (Lonza) in connection with the development and manufacture of autologous drug product CART-ddBCMA (Lonza Agreement), the Company entered into a statement of work with Lonza (Lonza SOW), effective as of February 16, 2022, for the technology transfer and cGMP manufacturing of CART-ddBCMA and potentially other pipeline products. The term of the Lonza SOW commences from February 1, 2022 and expires December 31, 2024, unless earlier terminated by either party or unless extended due to certain delays or suspensions or by mutual agreement. Under the Lonza SOW, the Company is obligated to pay to Lonza certain payments aggregating a total of approximately $24.5 million in 2022, including creditable up-front
payments, creditable milestone fees that are subject to certain deductions and fixed monthly payments and which are payable over the term of the Lonza SOW.
Contingencies
From time to time, the Company may be subject to various litigation and related matters arising in the ordinary course of business. The Company records a provision for a liability when it believes that it is both probable that a liability has been incurred and the amount can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount. As of December 31, 2021 and 2020, the Company was not involved in any material legal proceedings.
Indemnification Agreements
As permitted under Delaware law, the Company indemnifies its executive officers and directors for certain events or occurrences while the executive officer or director is, or was, serving at our request in such capacity. The term of this indemnification is for the officer’s or director’s lifetime. Additionally, the Company has entered into and expects to continue to enter into indemnification agreements with certain executive officers and directors. Further, in the ordinary course of business, the Company may provide indemnification of varying scope and terms to vendors, lessors, business partners, and other parties with respect to certain matters including, but not limited to, losses arising out of breach of such agreements or from intellectual property infringement claims made by third parties. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is, in many cases, unlimited. To date however, the Company has not incurred any material costs as a result of such indemnifications nor experienced any losses related to them. As of December 31, 2021, the Company was not aware of any claims under indemnification arrangements and does not expect significant claims related to these indemnification obligations. Therefore, no related reserves were established.